EXHIBIT 10
EXECUTION VERSION

INCREMENTAL REVOLVING FACILITY AGREEMENT dated as of January 31, 2014 (this “Agreement”) among LEGG MASON, INC. (the “Borrower”), the INCREMENTAL REVOLVING LENDERS (as defined below) party hereto and CITIBANK, N.A. in its capacity as Administrative Agent (the “Administrative Agent”) relating to the CREDIT Agreement dated as of June 27, 2012, (as in effect prior to the effectiveness of this Agreement, the “Credit Agreement”) among the Borrower, the Lenders from time to time party thereto and the Administrative Agent.
WHEREAS the Lenders have agreed to extend credit to the Borrower under the Credit Agreement on the terms and subject to the conditions set forth therein. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS the Borrower has requested that, pursuant to Section 2.21 of the Credit Agreement, Incremental Revolving Lenders provide Incremental Revolving Commitments on the Incremental Effective Date (as defined below) in an aggregate principal amount of $250,000,000.
WHEREAS each Person party hereto whose name is set forth on Schedule II hereto under the heading “Incremental Revolving Lenders” (each such Person, an “Incremental Revolving Lender”) has agreed to provide Incremental Revolving Commitments to the Borrower in the amount set forth opposite its name on such Schedule (such commitments, the “Incremental Revolving Commitments”), subject to the terms and conditions set forth herein and in the Credit Agreement.
WHEREAS this Agreement is an Incremental Revolving Facility Agreement entered into pursuant to Section 2.21 of the Credit Agreement to provide for the Incremental Revolving Commitments and the Revolving Loans made pursuant thereto referred to above.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Incremental Revolving Commitments. (a) Schedule II hereto sets forth the Incremental Revolving Commitment of each Incremental Revolving Lender as of the Incremental Effective Date. The Incremental Revolving Commitment of each Incremental Revolving Lender shall be several and not joint.

(b) Except as otherwise set forth herein relating to the Incremental Revolving Fee (as defined below), the Incremental Revolving Commitments and the Revolving Loans and other extensions of credit made thereunder shall have the terms applicable to the Revolving Commitments in effect prior to the Incremental Effective Date and the Revolving Loans and other extensions of credit made thereunder (including

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with respect to the Applicable Commitment Fee Rate and the Applicable Margin). Effective as of the Incremental Effective Date, the Incremental Revolving Lenders shall be (or in the case of an existing Revolving Lenders, shall continue to be) “Revolving Lenders” and “Lenders”, the Incremental Revolving Commitments shall be “Revolving Commitments” and the loans made thereunder shall be “Revolving Loans” and “Loans”, in each case for all purposes of the Credit Agreement and the other Loan Documents. On the Incremental Effective Date, Schedule I to the Credit Agreement shall be replaced with Schedule I hereto, which reflects the Revolving Commitments of all Lenders after giving effect to the Incremental Revolving Commitments.
(c) The Administrative Agent hereby consents to this Agreement and confirms that each Incremental Revolving Lender not already a Lender under the Credit Agreement immediately prior to the effectiveness of this Agreement is acceptable to it.

(d) Each Incremental Revolving Lender, by delivering its signature page to this Agreement, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Class of Lenders on or prior to the Incremental Effective Date.

SECTION 2. Certain Transactions to occur on and after the Incremental Effective Date. The provisions of Section 2.21(e) of the Credit Agreement shall apply to the acquisition by the Incremental Revolving Lenders on the Incremental Effective Date of participations in any outstanding Letters of Credit, the repayment or refinancing on the Incremental Effective Date of any outstanding Revolving Loans that are Base Rate Loans (and the payment by the Borrower on the Incremental Effective Date of accrued and unpaid interest on such outstanding Loans), and the refinancing of, or assignments relating to, any Revolving Loans outstanding on the Incremental Effective Date that are Eurodollar Rate Loans.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, the Borrower hereby represents and warrants to the Administrative Agent, each Issuing Bank and the Lenders, including the Incremental Revolving Lenders, that:

(a) This Agreement has been duly executed and delivered by the Borrower and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) On the Incremental Effective Date, and after giving effect to this Agreement and the transactions contemplated hereby to occur on such date, the representations and warranties of the Borrower set forth in Section 4.01 of the Credit Agreement are true and correct in all material respects as though made on and as of the Incremental Effective Date.

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(c) On and as of the Incremental Effective Date, and after giving effect to the transactions to be effected hereunder and to any Borrowings made on the Incremental Effective Date, no event has occurred and is continuing that constitutes a Default or Event of Default.

(d) After giving effect to the establishment on the Incremental Effective Date of the Incremental Revolving Commitments and to any Borrowings or other extensions of credit under the Credit Agreement on such date, the Borrower will be in compliance with the covenants set forth in Section 5.03 of the Credit Agreement.

SECTION 4. Conditions to Effectiveness. This Agreement, and the Incremental Revolving Commitments, shall become effective on the date and at the time (the “Incremental Effective Date”) on which each of the following conditions is first satisfied:

(a) The Administrative Agent shall have executed this Agreement and shall have received from the Borrower and each Incremental Revolving Lender (i) a counterpart of this Agreement signed on behalf of such party or (ii) evidence satisfactory to the Administrative Agent (which may include a facsimile transmission or other electronic transmission of a signed counterpart of this Agreement) that such party has signed a counterpart of this Agreement.

(b) The conditions set forth in paragraphs (a) and (b) of Section 3.02 of the Credit Agreement shall be satisfied on and as of the Incremental Effective Date, and the Administrative Agent shall have received a certificate, dated the Incremental Effective Date and signed by a Financial Officer, confirming compliance with (i) such conditions and (ii) the representations and warranties contained in Section 3 above, together with reasonably detailed calculations demonstrating compliance with Section 3(d) above.

(c) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Lenders (including the Incremental Revolving Lenders) and the Issuing Banks and dated the Incremental Effective Date) of Shearman & Sterling LLP, special New York counsel for the Borrower in form and substance reasonably satisfactory to the Administrative Agent.

(d) The Administrative Agent shall have received certified copies of resolutions of the Board of Directors of the Borrower approving this Agreement and the Incremental Revolving Commitments, articles of incorporation and by-laws of the Borrower and certificates of incumbency and good standing (or such other documents and certificates as the Administrative Agent or its counsel may reasonably request in lieu thereof), all in form and substance reasonably satisfactory to the Administrative Agent.

(e) The Administrative Agent shall have received from the Borrower, in accordance with the provisions of Section 2.02(a) of the Credit Agreement, notice of any Borrowings to be made on the Incremental Effective Date as contemplated by Section 2.21(e) of the Credit Agreement. The parties acknowledge and agree that no borrowings

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are outstanding under the Credit Agreement on the date hereof, and the Borrower accordingly will not be obligated to effect any prepayments of Revolving Loans or accrued and unpaid interest thereon.

(f) The Administrative Agent shall have received, in immediately available funds, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement or under Section 5 hereof.

(g) The Administrative Agent shall have received payment from the Borrower, for the account of each Incremental Revolving Lender, an upfront fee (the “Incremental Revolving Fee”) in an amount agreed between the Borrower and such Incremental Revolving Lender based on the Incremental Revolving Commitment of such Incremental Revolving Lender. The Incremental Revolving Fee shall be payable in immediately available funds and, once paid, such fee or any part thereof shall not be refundable.

The Administrative Agent shall notify the Borrower and the Lenders of the Incremental Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Incremental Revolving Lenders to provide Incremental Revolving Commitments hereunder shall not become effective unless each of the foregoing conditions shall have been satisfied (or waived) at or prior to 5:00 p.m., New York City time, on January 31, 2014 (and, in the event such conditions shall not have been so satisfied or waived, the Incremental Revolving Commitments shall terminate at such time).
SECTION 5. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Agreement and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP.

SECTION 6. Effect of this Agreement. (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Issuing Banks or the Lenders under the Credit Agreement and the other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Agreement shall constitute a “Loan Document” and an “Incremental Revolving Facility Agreement” for all purposes of the Credit Agreement the other Loan Documents.

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SECTION 7. Applicable Law; Incorporation by Reference. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be as effective as delivery of a manually executed counterpart of this Agreement.

SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

LEGG MASON, Inc.
By
/s/ Pete H. Nachtwey
Name: Pete H. Nachtwey
Title: Senior Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO INCREMENTAL REVOLVING FACILITY AGREEMENT]
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CITIBANK, N.A., as Administrative Agent

By
/s/ Maureen P. Maroney
Name: Maureen P. Maroney
Title: Vice President

[SIGNATURE PAGE TO INCREMENTAL REVOLVING FACILITY AGREEMENT]
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SIGNATURE PAGE TO THE
INCREMENTAL REVOLVING FACILITY
AGREEMENT RELATING TO THE LEGG
MASON, INC. CREDIT AGREEMENT

Name of Incremental Revolving Lender: CITIBANK, N.A.

By
/s/ Maureen P. Maroney
Name: Maureen P. Maroney
Title: Vice President

For any Incremental Revolving Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL REVOLVING FACILITY AGREEMENT]
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SIGNATURE PAGE TO THE
INCREMENTAL REVOLVING FACILITY
AGREEMENT RELATING TO THE LEGG
MASON, INC. CREDIT AGREEMENT

Name of Incremental Revolving Lender: JPMorgan Chase Bank., N.A.

By
/s/ Evelyn Crisci
Name: Evelyn Crisci
Title: Vice President

For any Incremental Revolving Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL REVOLVING FACILITY AGREEMENT]
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SIGNATURE PAGE TO THE
INCREMENTAL REVOLVING FACILITY
AGREEMENT RELATING TO THE LEGG
MASON, INC. CREDIT AGREEMENT

Name of Incremental Revolving Lender: THE BANK OF NEW YORK MELLON

By
/s/ Michael Pensari
Name: Michael Pensari
Title: Managing Director

For any Incremental Revolving Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL REVOLVING FACILITY AGREEMENT]
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SIGNATURE PAGE TO THE
INCREMENTAL REVOLVING FACILITY
AGREEMENT RELATING TO THE LEGG
MASON, INC. CREDIT AGREEMENT

Name of Incremental Revolving Lender: STATE STREET BANK AND TRUST COMPANY

By
/s/ James H. Reichert
Name: James H. Reichert
Title: Vice President

For any Incremental Revolving Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL REVOLVING FACILITY AGREEMENT]
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SIGNATURE PAGE TO THE
INCREMENTAL REVOLVING FACILITY
AGREEMENT RELATING TO THE LEGG
MASON, INC. CREDIT AGREEMENT

Name of Incremental Revolving Lender: Barclays Bank, plc

By
/s/ Richard Garritt
Name: Richard Garritt
Title: Director

For any Incremental Revolving Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL REVOLVING FACILITY AGREEMENT]
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SCHEDULE I

Revolving
Commitments

Revolving Lenders	Revolving Commitment
Citibank, N.A.	$137,500,000
JPMorgan Chase Bank, N.A.	$127,500,000
State Street Bank and Trust Company	$92,500,000
The Bank of New York Mellon	$92,500,000
Bank of America, N.A.	$35,000,000
HSBC Bank USA, National Association	$35,000,000
PNC Bank, National Association	$35,000,000
Royal Bank of Canada	$35,000,000
Wells Fargo Bank, National Association	$35,000,000
Barclays Bank, plc	$25,000,000
Deutsche Bank AG, New York Branch	$25,000,000
Morgan Stanley Bank, N.A.	$25,000,000
Credit Agricole CIB	$25,000,000
Branch Banking and Trust Company	$12,500,000
Manufacturers & Traders Trust Co.	$12,500,000
Total	$750,000,000

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SCHEDULE II

Incremental Revolving
Commitments

Incremental Revolving Lenders	Incremental Revolving Commitment
JPMorgan Chase Bank, N.A.	$82,500,000
Citibank, N.A.	$72,500,000
The Bank of New York Mellon	$35,000,000
State Street Bank and Trust Company	$35,000,000
Barclays Bank, plc	$25,000,000
Total	$250,000,000

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